Putnam
Money Market
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

[GRAPHIC OMITTED: GOURDS]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund, list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. Furthermore, on page 14, we provide information about the most recent approval by the Trustees of your fund's management contract with Putnam.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam Money Market Fund's class A shares returned 0.87%.

 * The fund's benchmark, the Merrill Lynch 91-Day Treasury Bill Index, returned 1.06%.

 * The average return for the fund's Lipper category, Money Market Funds, was 0.66%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

The Federal Reserve Board's (the Fed's) efforts to raise short-term interest rates during the first half of Putnam Money Market Fund's 2005 fiscal year produced higher yields across the entire spectrum of money market securities. Our effort to capture these rising yields by reducing the portfolio's average days to maturity was successful, although the fund underperformed its benchmark index, the Merrill Lynch 91-Day Treasury Bill Index, which is composed of short-maturity U.S. Treasury bills. By shifting the focus of the fund from fixed-rate to floating-rate money market securities, which reset in accordance with changes in short-term interest rates, we made the portfolio more sensitive to the rise in interest rates and were able to boost its earning potential. Consequently, the fund's 7-day yield climbed almost a full percentage point to 2.22% by March 31, 2005, and its total return at net asset value (NAV) outperformed the average return of 0.66% for the fund's Lipper category.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 3/31/05
--------------------------------------------------
Class A
(inception 10/1/76)                      NAV
--------------------------------------------------
6 months                                0.87%
--------------------------------------------------
1 year                                  1.25
--------------------------------------------------
5 years                                12.73
Annual average                          2.43
--------------------------------------------------
10 years                               45.28
Annual average                          3.81
--------------------------------------------------
Annual average
(life of fund)                          6.39
--------------------------------------------------
Current return
(end of period)
--------------------------------------------------
Current 7-day yield                     2.22
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. Returns at NAV do not reflect a sales charge. For the most recent month-end performance, visit www.putnaminvestments.com. The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

FUND PROFILE

By emphasizing high-quality, short-term fixed-income securities, Putnam Money Market Fund seeks to protect principal by seeking to maintain a constant $1.00 share price while providing shareholders with easy access to their money. Putnam Money Market Fund may be appropriate for investors seeking current income consistent with capital preservation and liquidity of assets.


Market overview

During the first half of the fund's fiscal year, the U.S. economy continued to expand at a moderate rate, supported by respectable corporate earnings and an improving employment picture. However, concerns about the long-term impact of higher oil prices and interest rates preoccupied investors, as the Fed continued to assess the impact of its rate increases on the direction of economic growth and earnings.

Given the stronger economy, the Fed's focus has gradually shifted from adjusting interest-rate policy to generating a self-sustaining recovery to, most recently, seeking to contain inflation. During the six months ended March 31, 2005, the Fed raised the federal funds rate, the rate that banks charge each other for overnight loans, four times in quarter-point (0.25%) increments to 2.75%. The stated goal of this gradual approach has been to avoid any aggressive credit tightening that could derail economic expansion.

According to iMoneyNet's March 2005 issue, taxable money market assets stood at $1.549 trillion on March 29, 2005. At the beginning of the fiscal year on October 1, 2004, taxable money market assets were $1.586 billion and peaked at $1.598 billion on December 29, 2004, for the six months under review. As we expected, taxable money market fund outflows have moderated as money market investments have become more attractive in light of the higher interest-rate environment.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lipper Money Market Funds category average                              0.66%
-------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index (short-maturity
U.S. Treasury bills)                                                    1.06%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  5.70%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               7.71%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               8.00%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
-------------------------------------------------------------------------------

Strategy overview

With the Fed embarking on a policy of bringing short-term interest rates back to more neutral levels, we've been pursuing a strategy designed to increase the fund's income stream commensurate with the rise in interest rates. We maintained the fund's exposure to floating-rate money-market securities while increasing the fund's holdings of commercial paper. Floating-rate notes are more responsive to changes in interest rates as these securities are tied to market indexes that reset on a periodic basis. We purchased commercial paper primarily in the 90-day maturity range that allowed the fund to lock in expected increases in the federal funds rate.

Our strategy had the intended effect of lowering the portfolio's average days to maturity, a measure of the fund's sensitivity to changes in interest rates, from 51 days on September 30, 2004, to 44 days on March 31, 2005. The fund's 7-day yield rose from 1.27% at the beginning of the semiannual period to 2.22% by March 31, 2005.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                               as of 9/30/04         as of 3/31/05
Domestic money
market instruments
(exclusive of U.S.
government
obligations)                       50.3%                 46.1%

Foreign money
market instruments                 29.8%                 42.1%

U.S. government
obligations                        12.8%                  5.2%

Repurchase
agreements                          7.1%                  6.6%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

Our goal of making the fund more responsive to rising interest rates was largely achieved by investing in the multi-billion dollar commercial paper market, which is a substantial source of short-term funding. Holdings such as Amstel Funding, Park Granada, and CAFCO, which are asset-backed commercial paper programs, exemplify this strategy. Commercial paper issued by these companies is collateralized by portfolios of high-quality financial assets. We believe the strength of the supporting assets, coupled with additional structural protections, such as bank liquidity support, makes them appropriate investments for the fund.

One of the fund's largest issuers, Goldman Sachs Group, is a global investment banking and securities firm with a pre-eminent franchise in mergers and acquisitions (M&A), advisory services, and equity underwriting. Goldman has experienced strong net revenues from underwriting and M&A advisory work as a result of the firming economic activity and an upswing in investment-banking activity. Furthermore, the measured pace of interest-rate increases by the Fed helped keep the company's fixed-income revenues steady.

The fund's investments in U.S. dollar-denominated debt of foreign issuers also increased during the reporting period. Swedbank, a large Swedish bank whose mortgage arm, Spintab, was among the fund's holdings, is enjoying healthy levels of profitability and stable overall financials as a result of its leading domestic retail banking franchise. The fund also holds a position in an asset-backed commercial paper conduit, Tulip Funding, which is administered by ABN AMRO, a Netherlands-based bank with an internationally diversified business mix. Over the six-month period, the fund's investments in these and other foreign holdings increased from 29.8% on September 30, 2004, to 42.1% on March 31, 2005.

--------------------------------------------------------------------------
PERFORMANCE COMPARISONS (3/31/05)
--------------------------------------------------------------------------
                                                           Current return*
--------------------------------------------------------------------------
Regular savings account                                         0.50%
--------------------------------------------------------------------------
Taxable money market fund 7-day yield                           2.13
--------------------------------------------------------------------------
3-month certificate of deposit                                  2.97
--------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
--------------------------------------------------------------------------
Class A                                                         2.22
--------------------------------------------------------------------------
Class B                                                         1.72
--------------------------------------------------------------------------
Class C                                                         1.72
--------------------------------------------------------------------------
Class M                                                         2.07
--------------------------------------------------------------------------
Class R                                                         1.72
--------------------------------------------------------------------------
Class T                                                         1.97
--------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on passbook savings and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: Bank of America (regular savings account), imoneynet's Money Fund Report (taxable money market fund compound 7-day yield) and the Federal Reserve Board of Governors (3-month CDs).

U.S. government-sponsored enterprises (GSEs) continued to be an important component of the portfolio over the course of the reporting period. However, we have been reducing the portfolio's weighting in these securities, since we currently believe that the corporate market currently represents a better value. The fund's investments in U.S. government agency notes were reduced from 12.8% on September 30, 2004, to 5.2% on March 31, 2005. GSEs as a group -- which includes the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac), the Federal Home Loan Bank System, and the Federal Farm Credit System -- will likely undergo some regulatory reform over the next six to twelve months. While the scope of change in uncertain, the general reform themes are likely to embody greater financial strength and soundness as well as enhanced focus on core business initiatives.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Perhaps the single biggest surprise for financial markets in 2004 was that long-term interest rates generally held steady rather than rising significantly. As a result, bond markets confounded forecasts and posted gains last year. But if one anticipates, as we do, that economic expansion will continue at a more moderate but still-solid clip in 2005, then it appears that long-term rates are highly unlikely to remain stuck in 2004's low range. Unlike much of last year, investors today aren't fearful of the Fed; expectations of only mild, gradual monetary tightening are reflected in market interest rates. We do not expect that there will be any benefit in 2005, as there was in 2004, from an unwinding of excessive concerns about aggressive Fed rate hikes.

With our expectation of moderate economic growth and modest, gradual Fed tightening, our investment decisions will continue to revolve around strategies designed to keep the portfolio responsive to rising interest rates and accruing the incremental income that comes with holding shorter-maturity money market instruments. Independent credit analysis and our commitment to the highest quality money-market-eligible securities will continue to shape those investment decisions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


Your fund's management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is the Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $440,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

Your fund's Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2005.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
----------------------------------------------------------------------------------------------------------------
                          Class A          Class B             Class C           Class M    Class R    Class T
(inception dates)        (10/1/76)        (4/27/92)            (2/1/99)         (12/8/94)  (1/21/03) (12/31/01)
----------------------------------------------------------------------------------------------------------------
                            NAV        NAV       CDSC        NAV       CDSC        NAV        NAV        NAV
----------------------------------------------------------------------------------------------------------------
6 months                   0.87%      0.62%     -4.38%      0.62%     -0.38%      0.80%      0.62%      0.75%
----------------------------------------------------------------------------------------------------------------
1 year                     1.25       0.75      -4.25       0.75      -0.25       1.10       0.75       1.00
----------------------------------------------------------------------------------------------------------------
5 years                   12.73       9.94       7.94       9.95       9.95      11.91      10.13      11.35
Annual average             2.43       1.91       1.54       1.92       1.92       2.28       1.95       2.17
----------------------------------------------------------------------------------------------------------------
10 years                  45.28      38.19      38.19      38.31      38.31      43.14      38.47      41.81
Annual average             3.81       3.29       3.29       3.30       3.30       3.65       3.31       3.55
----------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.39       5.86       5.86       5.86       5.86       6.23       5.85       6.12
----------------------------------------------------------------------------------------------------------------
Current return
(end of period)
Current
7-day yield*               2.22            1.72                  1.72             2.07       1.72       1.97
----------------------------------------------------------------------------------------------------------------
Current
30-day yield*              2.12            1.61                  1.61             1.97       1.61       1.87
----------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. None of the share classes carry an initial sales charge. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares have no CDSC. Performance for B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher or lower operating expenses for such shares.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
--------------------------------------------------------------------------
                                     Merrill Lynch        Lipper Money
                                        91-Day            Market Funds
                                       Treasury            category
                                      Bill Index           average*
--------------------------------------------------------------------------
6 months                                 1.06%               0.66%
--------------------------------------------------------------------------
1 year                                   1.67                0.91
--------------------------------------------------------------------------
5 years                                 14.72               10.69
Annual average                           2.78                2.05
--------------------------------------------------------------------------
10 years                                48.71               41.53
Annual average                           4.05                3.53
--------------------------------------------------------------------------
Annual average
(life of fund)                             --+               6.37
--------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 391, 383, 302, and 181 funds, respectively, in this Lipper category.

+ Inception date of index was 12/31/77, after the fund's inception.


-------------------------------------------------------------------------------
DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
-------------------------------------------------------------------------------
              Class A    Class B    Class C    Class M    Class R    Class T
-------------------------------------------------------------------------------
Distributions
(number)           6          6          6          6          6          6
-------------------------------------------------------------------------------
Income         $0.008707  $0.006222  $0.006222  $0.007960  $0.006204  $0.007459
-------------------------------------------------------------------------------
Total          $0.008707  $0.006222  $0.006222  $0.007960  $0.006204  $0.007459
-------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
-----------------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R    Class T
-----------------------------------------------------------------------------------------------
Expenses paid per $1,000*         $2.65      $5.15      $5.15      $3.40      $5.15      $3.90
-----------------------------------------------------------------------------------------------
Ending value (after expenses) $1,008.70  $1,006.20  $1,006.20  $1,008.00  $1,006.20  $1,007.50
-----------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method below. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid            expenses
investment on 10/1/04  [DIV]    $1,000   X    per $1,000            = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
------------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $2.65 (see table above) =  $26.50
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

----------------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
----------------------------------------------------------------------------------------------------
                                Class A     Class B     Class C     Class M    Class R      Class T
----------------------------------------------------------------------------------------------------
Expenses paid per $1,000*         $2.67       $5.19       $5.19       $3.43       $5.19       $3.93
----------------------------------------------------------------------------------------------------
Ending value (after expenses) $1,022.29   $1,019.80   $1,019.80   $1,021.54   $1,019.80   $1,021.04
-----------------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

----------------------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------------------------------
                                Class A     Class B     Class C     Class M    Class R      Class T
----------------------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                     0.53%       1.03%       1.03%       0.68%      1.03%        0.78%
----------------------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+      0.60%       1.10%       1.10%       0.75%      1.10%        0.85%
----------------------------------------------------------------------------------------------------

+ Simple average of the expenses of all funds in the fund's Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund's class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lipper Money Market Funds Category Average is an arithmetic average of the total return of all Lipper Money Market Funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2005 (Unaudited)

Commercial paper (68.8%) (a)                         Maturity
Principal amount                                     date                 Value

Domestic (37.9%)
-------------------------------------------------------------------------------
   $34,000,000 Amstel Funding Corp. 3.325s           9/30/05        $33,437,923
    40,000,000 Amstel Funding Corp. 2.901s           6/7/05          39,785,600
    22,000,000 Amstel Funding Corp. 2.765s           5/23/05         21,911,658
    55,000,000 Amstel Funding Corp. 2.664s           6/15/05         54,694,323
    27,717,000 Atlantic Asset Securitization Corp.
               3.033s                                6/28/05         27,513,064
    25,000,000 Atlantic Asset Securitization Corp.
               2.737s                                4/12/05         24,979,146
    34,149,000 Atlantic Asset Securitization Corp.
               2.568s                                4/7/05          34,134,031
    25,115,000 Atlantic Asset Securitization Corp.
               2.532s                                4/4/05          25,109,558
    30,000,000 Bank of America Corp. 3.13s           8/12/05         29,657,525
    25,000,000 Bank of America Corp. 2.735s          5/24/05         24,898,785
    30,000,000 Bank of America Corp. 2.57s           4/14/05         29,971,617
    30,000,000 CAFCO, LLC 2.932s                     6/13/05         29,822,975
    30,000,000 CAFCO, LLC 2.676s                     5/10/05         29,912,250
    20,000,000 CAFCO, LLC 2.666s                     4/28/05         19,959,500
    20,000,000 CAFCO, LLC 2.64s                      5/2/05          19,954,017
    17,000,000 CAFCO, LLC 2.487s                     4/6/05          16,993,979
    34,750,000 CAFCO, LLC 2.446s                     4/5/05          34,740,309
    16,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.914s                       5/20/05         15,936,844
    32,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.914s                       5/17/05         31,881,422
    20,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.895s                       5/18/05         19,924,800
    30,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.763s                       5/5/05          29,922,083
    17,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.753s                       5/4/05          16,957,302
    35,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 2.542s                       4/4/05          34,992,388
    24,500,000 CRC Funding, LLC 2.702s               5/5/05          24,436,831
    30,000,000 CRC Funding, LLC 2.701s               5/17/05         29,895,733
    31,000,000 CRC Funding, LLC 2.685s               4/27/05         30,939,102
    30,000,000 Curzon Funding, LLC 2.844s            4/20/05         29,955,033
    30,000,000 Curzon Funding, LLC 2.828s            4/28/05         29,936,550
    15,000,000 CXC, LLC 2.739s                       4/18/05         14,980,663
    25,000,000 CXC, LLC 2.678s                       4/12/05         24,979,604
    36,000,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 3.023s                    6/21/05         35,757,000
    27,800,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 2.972s                    6/13/05         27,633,702
    20,000,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 2.827s                    4/22/05         19,967,100
    46,500,000 General Electric Capital Corp.
               3.023s                                6/24/05         46,174,500
    35,000,000 General Electric Capital Corp.
               3.023s                                6/22/05         34,760,833
    11,000,000 General Electric Capital Corp.
               2.677s                                5/11/05         10,967,000
    10,000,000 Govco, Inc. 3.222s                    9/15/05          9,852,947
    10,000,000 Govco, Inc. 2.782s                    5/5/05           9,973,839
    20,000,000 Govco, Inc. 2.731s                    5/18/05         19,928,194
    10,000,000 Govco, Inc. 2.687s                    5/11/05          9,969,889
    46,000,000 Govco, Inc. 2.589s                    4/25/05         45,919,500
    30,000,000 Govco, Inc. 2.548s                    4/7/05          29,986,950
    17,000,000 International Lease Finance Corp.
               2.61s                                 4/27/05         16,967,525
    40,000,000 Metlife Funding 2.64s                 5/2/05          39,908,033
    23,000,000 NATC California, LLC (Chase
               Manhattan Bank  (Letter of Credit
               (LOC)) 2.579s                         4/20/05         22,968,196
    36,000,000 NATC California, LLC (Chase
               Manhattan Bank (LOC)) 2.578s          4/21/05         35,947,600
    18,000,000 Park Granada, LLC 2.987s              4/1/05          18,000,000
    35,000,000 Park Granada, LLC 2.726s              4/7/05          34,984,133
    50,000,000 Park Granada, LLC 2.716s              4/6/05          49,981,181
    50,000,000 Park Granada, LLC 2.636s              4/19/05         49,933,000
    17,285,000 Thunder Bay Funding, Inc. 2.974s      6/20/05         17,171,687
    17,215,000 Thunder Bay Funding, Inc. 2.861s      5/9/05          17,163,212
                                                                 --------------
                                                                  1,436,130,636

Foreign (30.9%)
-------------------------------------------------------------------------------
    21,908,000 Atlantis One Funding Corp. 3.012s
               (Netherlands)                         6/17/05         21,767,892
    25,000,000 Atlantis One Funding Corp. 3s
               (Netherlands)                         7/25/05         24,762,014
    20,000,000 Atlantis One Funding Corp. 2.518s
               (Netherlands)                         4/19/05         19,974,400
    38,000,000 Banco Bradesco S.A. (Calyon (LOC))
               2.653s (France)                       6/10/05         37,803,456
    21,000,000 Banco Continental de Panama, S.A.
               Ser. A (Calyon (LOC)) 2.506s
               (France)                              4/11/05         20,985,067
    22,700,000 COFCO Capital Corp. (Rabobank
               Nederland (LOC)) 2.912s
               (Netherlands)                         5/18/05         22,614,055
    23,000,000 Credit Suisse First Boston (USA),
               Inc. 2.595s (Switzerland)             4/18/05         22,971,327
    25,000,000 Danske Corp. 2.991s (Denmark)         8/22/05         24,705,559
    18,500,000 Danske Corp. 2.93s (Denmark)          8/8/05          18,307,091
    30,000,000 Danske Corp. 2.895s (Denmark)         5/23/05         29,875,200
    30,000,000 Depfa Bank PLC 2.697s (Ireland)       4/12/05         29,975,342
    64,000,000 Dexia Delaware, LLC 2.69s (Belgium)   5/12/05         63,802,317
    17,000,000 Dexia Delaware, LLC 2.645s (Belgium)  4/22/05         16,973,374
    32,000,000 Fortis Funding, LLC 3.059s (Belgium)  8/25/05         31,606,773
    30,000,000 Fortis Funding, LLC 2.743s (Belgium)  5/4/05          29,924,925
    47,000,000 Greenwich Capital Holdings, Inc.
               FRN, 2.81s (United Kingdom)           6/27/05         47,000,000
    28,000,000 Greenwich Capital Holdings, Inc.
               FRN, 2.71s (United Kingdom)           4/8/05          28,000,000
    27,000,000 HBOS Treasury Services PLC 3.023s
               (United Kingdom)                      6/29/05         26,799,750
    33,000,000 HBOS Treasury Services PLC 2.901s
               (United Kingdom)                      6/8/05          32,820,480
    37,500,000 HBOS Treasury Services PLC 2.685s
               (United Kingdom)                      5/9/05          37,392,729
    35,000,000 HSBC Bank Canada 3.033s (United
               Kingdom)                              6/30/05         34,736,625
    25,000,000 ING America Insurance Holdings
               2.962s (Netherlands)                  6/14/05         24,848,917
    35,000,000 ING America Insurance Holdings
               2.675s (Netherlands)                  5/9/05          34,900,250
    32,000,000 ING America Insurance Holdings
               2.477s (Netherlands)                  4/18/05         31,961,920
    18,125,000 Nordea North America, Inc. 2.644s
               (Sweden)                              4/26/05         18,091,267
    25,000,000 Spintab AB 3.258s (Sweden)            9/22/05         24,612,729
    26,000,000 Spintab AB 3.025s (Sweden)            8/18/05         25,698,833
    32,200,000 Spintab AB 2.72s (Sweden)             5/16/05         32,089,715
    18,000,000 Spintab AB 2.673s (Sweden)            5/6/05          17,952,750
    36,000,000 Toronto Dominion Holdings (USA)
               2.802s (Canada)                       4/29/05         35,921,740
   111,850,000 Tulip Funding Corp. 2.676s
               (Netherlands)                         4/1/05         111,850,000
    32,000,000 Tulip Funding Corp. 2.613s
               (Netherlands)                         4/25/05         31,943,467
    40,000,000 UBS Finance (Delaware), LLC 2.807s
               (Switzerland)                         5/3/05          39,900,444
    30,000,000 WestLB AG 2.763s (Germany)            5/3/05          29,927,600
    30,000,000 WestLB AG 2.651s (Germany)            5/3/05          29,927,600
    20,000,000 WestLB AG 2.485s (Germany)            4/5/05          19,994,333
    40,000,000 Westpac Trust Securities NZ, Ltd.
               2.616s (Australia)                    4/28/05         39,920,500
                                                                 --------------
                                                                  1,172,340,441
                                                                 --------------
               Total Commercial paper
               (cost $2,608,471,077)                             $2,608,471,077

Certificates of deposit (12.0%) (a)                  Maturity
Principal amount                                     date                 Value

Domestic (0.7%)
-------------------------------------------------------------------------------
   $25,000,000 Citibank, N.A. 2 3/4s                 5/16/05        $25,000,000

Foreign (11.3%)
-------------------------------------------------------------------------------
    17,000,000 Bank of Nova Scotia FRN, Ser. YCD,
               2.646s (Canada)                       1/3/06          16,996,013
    45,000,000 Barclays Bank PLC Ser. YCD, 3.03s
               (United Kingdom)                      6/30/05         45,000,000
    33,000,000 BNP Paribas Ser. ECD, 2.615s
               (France)                              5/9/05          32,996,538
    27,000,000 BNP Paribas Ser. ECD, 2.58s (France)  4/13/05         27,000,045
    31,500,000 Fortis Bank N.Y. Ser. YCD, 3.22s
               (Belgium)                             9/16/05         31,500,000
    35,000,000 Landesbank Hessen Thuringen
               Ser. ECD, 2.61s (Germany)             5/3/05          35,000,308
    17,000,000 Lloyds TSB Bank PLC FRN, Ser. YCD,
               2 3/4s (United Kingdom)               9/30/05         16,989,715
    35,000,000 Royal Bank of Scotland PLC FRN,
               Ser. YCD, 2.775s (United Kingdom)     6/20/05         34,988,625
    25,000,000 Societe Generale FRN, Ser. YCD,
               2.73s (France)                        6/14/05         24,998,479
    25,000,000 Societe Generale Ser. ECD, 3.055s
               (France)                              9/20/05         24,982,171
    28,000,000 Societe Generale Ser. ECD, 2.72s
               (France)                              5/9/05          28,000,000
    39,000,000 Societe Generale Ser. ECD, 2.52s
               (France)                              4/18/05         38,999,804
    45,000,000 Svenska Handelsbanken FRN,
               Ser. YCD1, 2.79s (Sweden)             4/3/06          44,986,455
    27,750,000 Swedbank (New York) FRN, Ser. YCD,
               2.78s (Sweden)                        3/20/06         27,740,265
                                                                 --------------
                                                                    430,178,418
                                                                 --------------
               Total Certificates of deposit
               (cost $455,178,418)                                 $455,178,418

U.S. government agency obligations (5.3%) (a)        Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $23,000,000 Fannie Mae FRN 2.626s                 9/7/06         $22,974,616
    20,000,000 Fannie Mae notes 1.6s                 5/13/05         20,000,000
    26,700,000 Fannie Mae notes 1.4s                 5/3/05          26,700,000
    30,000,000 Fannie Mae notes 1.35s                4/28/05         30,000,000
    25,000,000 Federal Farm Credit Bank FRB 2.76s    7/20/06         24,990,600
    36,000,000 Federal Home Loan Bank bonds,
               Ser. JX05, 1.4s                       4/1/05          36,000,000
    25,000,000 Federal National Mortgage
               Association 2.662s                    6/29/05         24,835,597
    15,000,000 Federal National Mortgage
               Association 2.1s                      4/15/05         14,987,750
                                                                 --------------
               Total U.S. government agency
               obligations (cost $200,488,563)                     $200,488,563

Corporate bonds and notes (4.7%) (a)                 Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $20,000,000 Bank of New York Co., Inc. (The) sr.
               unsec. FRN Ser. XMTN, 2.74s           4/4/06         $20,000,000
    75,000,000 Morgan Stanley Group, Inc. sr. notes
               FRN 3.37s                             3/27/06         75,224,488
    19,700,000 National City Bank FRN, Ser. BKNT,
               2.78s                                 6/23/05         19,698,650
    25,000,000 U.S. Bancorp sr. notes FRN, Ser. N,
               3.17s                                 9/16/05         25,020,590
    40,000,000 U.S. Bank N.A. FRN, Ser. BKNT, 2.95s  12/5/05         40,010,710
                                                                 --------------
               Total Corporate bonds and notes
               (cost $179,954,438)                                 $179,954,438

Promissory notes (4.0%) (a)                          Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $40,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.87s (acquired 10/26/04, cost
               $40,000,000) (RES)                    4/22/05        $40,000,000
    25,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.87s (acquired 10/20/04, cost
               $25,000,000) (RES)                    4/18/05         25,000,000
    30,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.854s (acquired 2/18/05, cost
               $30,000,000) (RES)                    8/18/05         30,000,000
    28,000,000 Goldman Sachs Group, Inc. (The) FRN,
               2.84s (acquired 3/15/05, cost
               $28,000,000) (RES)                    9/12/05         28,000,000
    27,800,000 Goldman Sachs Group, Inc. (The) FRN,
               2.57s (acquired 1/4/05, cost
               $27,800,000) (RES)                    7/5/05          27,800,000
                                                                 --------------
               Total Promissory notes
               (cost $150,800,000)                                 $150,800,000

Asset backed securities (0.9%) (a) (cost
$34,694,526)                                         Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $34,694,526 TIAA Real Estate CDO, Ltd. 144A FRN,
               Ser. 03-1A,  Class A1MM, 2.88s
               (Cayman Islands)                      9/28/05        $34,694,526

Short-term investments (6.8%) (a) (cost $255,864,000)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $255,864,00 Interest in $640,000,000 joint
               tri-party repurchase agreement
               dated March 31, 2005 with Bank of
               America Securities, LLC due April 1,
               2005 with respect to various U.S.
               government obligations -- maturity
               value of $255,884,469 for an
               effective yield of 2.88%
               (collateralized by Freddie Mac and
               Fannie Mae with yields ranging from
               5.50% to 5.60%  and due dates
               ranging from December 1, 2018 to
               February 1, 2035,  valued at
               $652,800,000)                                       $255,864,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,885,451,022)                             $3,885,451,022
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,788,706,275.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2005 was $150,800,000 or 4.0% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at March 31, 2005.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at March 31, 2005: (as a percentage of Portfolio Value)

             Australia                            1.0%
             Belgium                              4.5
             Canada                               1.4
             Cayman Islands                       0.9
             Denmark                              1.9
             France                               6.1
             Germany                              2.9
             Ireland                              0.8
             Netherlands                          8.3
             Sweden                               4.9
             Switzerland                          1.6
             United Kingdom                       7.8
             United States                       57.9
                                             --------
             Total                              100.0%

     The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)          $3,885,451,022
-------------------------------------------------------------------------------
Cash                                                                   34,090
-------------------------------------------------------------------------------
Interest and other receivables                                      2,577,581
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             30,638,303
-------------------------------------------------------------------------------
Total assets                                                    3,918,700,996

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 236,553
-------------------------------------------------------------------------------
Payable for securities purchased                                   44,986,455
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         80,318,387
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,980,190
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            592,513
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                234,838
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,062
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                284,062
-------------------------------------------------------------------------------
Other accrued expenses                                                357,661
-------------------------------------------------------------------------------
Total liabilities                                                 129,994,721
-------------------------------------------------------------------------------
Net assets                                                     $3,788,706,275

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $3,788,706,275
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,788,706,275

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class A share ($3,149,999,983 divided by 3,149,979,257
shares)*                                                                $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($373,304,459 divided by 373,322,293 shares)**                          $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($36,620,589 divided by 36,621,280 shares)**                            $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class M share ($44,808,402 divided by 44,809,512 shares)*               $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($948,527 divided by 948,498 shares)*                     $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class T share ($183,024,315 divided by 183,025,435 shares)*             $1.00
-------------------------------------------------------------------------------

 * Offered at net asset value.

** Class B and class C shares are available only by exchange of class B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less an applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Interest income (including interest income of $35,058
from investments in affiliated issuers) (Note 5):                 $43,802,911
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,265,145
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,760,369
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                16,141
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             50,579
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       60,195
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,063,985
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  62,719
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  35,161
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                   1,467
-------------------------------------------------------------------------------
Distribution fees -- Class T (Note 2)                                 207,407
-------------------------------------------------------------------------------
Other                                                                 357,541
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    28,970
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (28,970)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (3,161)
-------------------------------------------------------------------------------
Total expenses                                                     11,877,548
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (329,871)
-------------------------------------------------------------------------------
Net expenses                                                       11,547,677
-------------------------------------------------------------------------------
Net investment income                                              32,255,234
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                       11,385
-------------------------------------------------------------------------------
Net gain on investments                                                11,385
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $32,266,619
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $32,255,234      $30,723,990
-------------------------------------------------------------------------------
Net realized gain on investments                      11,385               --
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        32,266,619       30,723,990
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (28,049,189)     (28,599,137)
-------------------------------------------------------------------------------
Class B                                           (2,487,245)      (1,338,213)
-------------------------------------------------------------------------------
Class C                                             (142,367)         (86,784)
-------------------------------------------------------------------------------
Class M                                             (357,858)        (349,505)
-------------------------------------------------------------------------------
Class R                                               (3,799)            (100)
-------------------------------------------------------------------------------
Class T                                           (1,238,204)        (488,688)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                               (9,454)              --
-------------------------------------------------------------------------------
Class B                                               (1,204)              --
-------------------------------------------------------------------------------
Class C                                                  (59)              --
-------------------------------------------------------------------------------
Class M                                                 (133)              --
-------------------------------------------------------------------------------
Class R                                                   (2)              --
-------------------------------------------------------------------------------
Class T                                                 (533)              --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (489,482,663)  (1,573,730,519)
-------------------------------------------------------------------------------
Total decrease in net assets                    (489,506,091)  (1,573,868,956)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            4,278,212,366    5,852,081,322
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $-- and $23,428,
respectively)                                 $3,788,706,275   $4,278,212,366
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .0087 (c)       .0068 (c)       .0087           .0166           .0493           .0564
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                -- (d)          --              -- (d)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0087           .0068           .0087           .0166           .0493           .0564
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.0087)         (.0068)         (.0087)         (.0166)         (.0493)         (.0564)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.0087)         (.0068)         (.0087)         (.0166)         (.0493)         (.0564)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                    .87*            .68             .87            1.67            5.04            5.79
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,150,000      $3,537,907      $4,745,555      $5,512,532      $5,215,127      $3,780,309
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .26* (c)        .53 (c)         .52             .50             .50             .49
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .84* (c)        .70 (c)         .88            1.68            4.77            5.69
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .0062 (c)       .0018 (c)       .0037           .0116           .0443           .0513
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                -- (d)          --              -- (d)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0062           .0018           .0037           .0116           .0443           .0513
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.0062)         (.0018)         (.0037)         (.0116)         (.0443)         (.0513)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.0062)         (.0018)         (.0037)         (.0116)         (.0443)         (.0513)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                    .62*            .18             .37            1.16            4.52            5.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $373,304        $520,456        $874,069      $1,193,459      $1,162,039        $649,826
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .51* (c)       1.03 (c)        1.02            1.00            1.00             .99
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .58* (c)        .19 (c)         .39            1.19            4.26            5.13
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .0062 (c)       .0018 (c)       .0037           .0116           .0444           .0513
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                -- (d)          --              -- (d)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0062           .0018           .0037           .0116           .0444           .0513
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.0062)         (.0018)         (.0037)         (.0116)         (.0444)         (.0513)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.0062)         (.0018)         (.0037)         (.0116)         (.0444)         (.0513)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                    .62*            .18             .37            1.17            4.53            5.26
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $36,621         $40,935         $61,755         $79,227         $90,226         $52,872
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .51* (c)       1.03 (c)        1.02            1.00            1.00             .99
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .56* (c)        .21 (c)         .38            1.20            4.32            5.34
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                               Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                      .0080 (c)       .0053 (c)       .0072           .0151           .0478           .0551
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                -- (d)          --              -- (d)          --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0080           .0053           .0072           .0151           .0478           .0551
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.0080)         (.0053)         (.0072)         (.0151)         (.0478)         (.0551)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.0080)         (.0053)         (.0072)         (.0151)         (.0478)         (.0551)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                    .80*            .53             .72            1.52            4.89            5.65
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $44,808         $54,390         $74,921        $105,938        $122,055        $114,458
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .34* (c)        .68 (c)         .67             .65             .65             .64
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .76* (c)        .55 (c)         .74            1.55            4.70            5.51
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------
                                                         Six months
                                                           ended                         For the period
                                                          March 31       Year ended     January 21, 2003+
Per-share                                               (Unaudited)     September 30     to September 30
operating performance                                       2005            2004               2003
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00              $1.00
----------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income                                      .0062 (c)       .0027 (c)          .0025
----------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                                -- (d)          --                 -- (d)
----------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0062           .0027              .0025
----------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0062)         (.0027)            (.0025)
----------------------------------------------------------------------------------------------------------
Total distributions                                       (.0062)         (.0027)            (.0025)
----------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00              $1.00
----------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                    .62*            .27                .25*
----------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                              $949            $131                 $1
----------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .51* (c)       1.03 (c)            .71*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .65* (c)        .30 (c)            .25*
----------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS T
---------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended                                       For the period
                                          March 31                                   December 31, 2001+
Per-share                               (Unaudited)        Year ended September 30    to September 30
operating performance                       2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income                      .0075 (c)       .0043 (c)       .0062           .0092
---------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                -- (d)          --              -- (d)          --
---------------------------------------------------------------------------------------------------------
Total from
investment operations                      .0075           .0043           .0062           .0092
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
From net
investment income                         (.0075)         (.0043)         (.0062)         (.0092)
---------------------------------------------------------------------------------------------------------
Total distributions                       (.0075)         (.0043)         (.0062)         (.0092)
---------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                    .75*            .43             .62             .93*
---------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $183,024        $124,394         $95,779         $12,130
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .39* (c)        .78 (c)         .77             .56*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .74* (c)        .46 (c)         .52             .88*
---------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money
    Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class T shares (Note 5).

(d) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a rate of current income as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans. Class B shares and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchases by systematic investment plans. Class B shares, which convert to class A shares after approximately eight years, are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B or class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class' distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the "SEC"), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions of capital gains, if any, are paid at least annually.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million and 0.30% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended March 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended March 31, 2005, Putnam Management has assumed $28,970 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended March 31, 2005, the fund paid PFTC $3,776,125 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2005, the fund's expenses were reduced by $329,871 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,834, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $804,683 and $2,268 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% for class A and class T shares and 0.15% for class M shares may be assessed on certain redemptions. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class T or class M shares acquired through an exchange from another fund.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $29,914,218,012 and $30,455,457,000, respectively.

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Shares sold                      1,105,735,412     3,597,966,533
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    28,099,373        26,715,859
----------------------------------------------------------------
                                 1,133,834,785     3,624,682,392

Shares repurchased              (1,521,717,061)   (4,832,212,590)
----------------------------------------------------------------
Net decrease                      (387,882,276)   (1,207,530,198)
----------------------------------------------------------------

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Shares sold                        101,035,778       744,232,880
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,406,445         1,093,811
----------------------------------------------------------------
                                   103,442,223       745,326,691

Shares repurchased                (250,595,391)   (1,098,920,926)
----------------------------------------------------------------
Net decrease                      (147,153,168)     (353,594,235)
----------------------------------------------------------------

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Shares sold                         32,075,738       109,610,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       139,494            67,274
----------------------------------------------------------------
                                    32,215,232       109,677,745

Shares repurchased                 (36,529,232)     (130,497,709)
----------------------------------------------------------------
Net decrease                        (4,314,000)      (20,819,964)
----------------------------------------------------------------

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Shares sold                         24,546,906        86,510,681
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       359,713           319,856
----------------------------------------------------------------
                                    24,906,619        86,830,537

Shares repurchased                 (34,488,511)     (107,363,691)
----------------------------------------------------------------
Net decrease                        (9,581,892)      (20,533,154)
----------------------------------------------------------------

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class R                                 Amount
----------------------------------------------------------------
Shares sold                          1,893,937           922,141
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         3,263                77
----------------------------------------------------------------
                                     1,897,200           922,218

Shares repurchased                  (1,079,951)         (791,972)
----------------------------------------------------------------
Net increase                           817,249           130,246
----------------------------------------------------------------

                                    Six months        Year ended
                                ended March 31,     September 30,
                                          2005              2004
----------------------------------------------------------------
Class T
----------------------------------------------------------------
Shares sold                         91,625,383        99,916,444
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,269,133           460,090
----------------------------------------------------------------
                                    92,894,516       100,376,534

Shares repurchased                 (34,263,092)      (71,759,748)
----------------------------------------------------------------
Net increase                        58,631,424        28,616,786
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2005, management fees paid were reduced by $3,161 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $35,058 for the period ended March 31, 2005. During the period ended March 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $207,681,000 and $207,681,000, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting, consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                     Votes              Votes
                                      For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                2,266,637,696       132,221,358
Charles B. Curtis                2,266,281,290       132,577,764
Myra R. Drucker                  2,288,329,209       110,529,845
Charles E. Haldeman, Jr.         2,285,451,774       113,407,280
John A. Hill                     2,269,808,479       129,050,575
Ronald J. Jackson                2,267,665,703       131,193,351
Paul L. Joskow                   2,270,685,775       128,173,279
Elizabeth T. Kennan              2,262,692,912       136,166,142
John H. Mullin, III              2,266,557,508       132,301,546
Robert E. Patterson              2,266,688,440       132,170,614
George Putnam, III               2,263,416,880       135,442,174
A.J.C. Smith*                    2,263,406,312       135,452,742
W. Thomas Stephens               2,265,643,456       133,215,598
Richard B. Worley                2,292,440,865       106,418,189

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                     Votes             Votes
                      For             Against         Abstentions
-----------------------------------------------------------------
                1,764,380,702       268,673,080       365,805,272

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                     Votes             Votes
                      For             Against         Abstentions
-----------------------------------------------------------------
                1,773,689,396       264,216,949       360,952,709

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                     Votes             Votes
                      For             Against         Abstentions
-----------------------------------------------------------------
                1,931,401,666       107,715,878       359,741,510

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                     Votes             Votes
                      For             Against         Abstentions
-----------------------------------------------------------------
                1,888,501,963       210,831,068       289,004,378

All tabulations are rounded to nearest whole number.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison and Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA039-223898  5/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005